                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

    Filed by the Registrant [X]
    Filed by a party other than the Registrant [ ]
    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the Com-
                                           mission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                               ITEL CORPORATION
- -------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


                               ITEL CORPORATION
- -------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
        or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

    (3) Filing party:

        ------------------------------------------------------------------------

    (4) Date filed:

        ------------------------------------------------------------------------

                                  [ITEL LOGO]

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 1995

To the Stockholders of Itel Corporation:

     The Board of Directors of Itel Corporation has called a Special Meeting of the Stockholders of Itel Corporation to be held on Thursday, August 31, 1995 at 10:00 a.m., at the offices of the Company at Two North Riverside Plaza, Suite 1900, Chicago, Illinois 60606, to approve the adoption of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Anixter International Inc.

     Your attention is directed to the accompanying Proxy Statement for further information with respect to the matter to be acted upon at the meeting.

     Stockholders are cordially invited to attend the meeting in person. Whether or not you presently expect to attend the meeting, the Board of Directors asks you to complete, date and sign the enclosed proxy and return it by mail in the envelope provided. If you attend the meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     All common stockholders of record at the close of business on July 20, 1995 will be entitled to vote at the meeting or any adjournment(s) thereof. A complete list of the stockholders entitled to vote at the meeting will be open to examination by any stockholder for any appropriate purpose relating to the meeting during ordinary business hours for ten days prior to the meeting at the offices of Itel Corporation, Two North Riverside Plaza, Suite 1900, Chicago, Illinois 60606, and will also be available at the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [SIG]

                                          James E. Knox, Secretary

Chicago, Illinois
July 25, 1995

                                PROXY STATEMENT

                                      FOR

                        SPECIAL MEETING OF STOCKHOLDERS
                              OF ITEL CORPORATION

                         TO BE HELD ON AUGUST 31, 1995

     This Proxy Statement and the accompanying Proxy Card are first being mailed on or about July 25, 1995 to stockholders of record as of July 20, 1995 of Itel Corporation, a Delaware corporation ("Itel" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of the Stockholders of Itel to be held at the offices of the Company, Two North Riverside Plaza, Suite 1900, Chicago, Illinois 60606, on Thursday, August 31, 1995.

     This solicitation is being made by mail, although directors, officers and regular employees of Itel may solicit proxies from stockholders personally or by telephone, telegram or letter. The costs of this solicitation will be borne by Itel. Itel may request brokerage houses, nominees or fiduciaries and other custodians to solicit their principals or customers for their proxies, and may reimburse them for their reasonable expenses in so doing. In addition, Itel has retained Morrow & Co. to assist in the solicitation for a fee of $2,500 plus expenses.

     Stockholders of record at the close of business on July 20, 1995 will be entitled to notice of and to vote at the Meeting and any adjournment(s) thereof.
At the close of business on July 20, 1995,        shares of common stock were
outstanding and entitled to vote at the Meeting. Each share of common stock is entitled to one vote.

     A majority of the outstanding shares of common stock will constitute a quorum for purposes of the Meeting and the affirmative vote of a majority of the outstanding shares is required for adoption of the proposed amendment to the Company's Certificate of Incorporation. Shares which abstain from voting, including broker "non-votes," will have the same effect as those voting NO.

     Proxies properly completed, signed and received prior to the Meeting will be voted in accordance with the instructions of the persons executing the same. In the absence of any contrary instructions, duly executed proxies will be voted FOR the adoption of an amendment to the Company's Certificate of Incorporation to change the Company's name as presented for approval by the stockholders pursuant to this Proxy Statement.

     A stockholder may revoke a proxy at any time prior to its being voted by filing, with the Secretary of the Company at the address set forth above, written notice of revocation or a duly executed proxy bearing a later date. A proxy may be revoked by a stockholder while attending the Meeting.

     The Board of Directors of the Company has approved for consideration by the stockholders of the Company the proposal to amend the Company's Certificate of Incorporation to change the Company's name to Anixter International Inc. The purpose of this change is to reflect the fact that the Company's sole operating company is Anixter Inc. and its subsidiaries. The Company's other assets consist primarily of 6,727,500 shares of ANTEC Corporation, (approximately 30% of the stock of this integrater and developer of broad band networks which is traded on NASDAQ National Market System) and assets held for sale which had a book value
on June 30, 1995 of approximately $     .

     The Board of Directors recommends that stockholders vote in favor of this proposed amendment. The amendment will become effective upon the filing of a Certificate of Amendment to the Company's Certificate of Incorporation, which is expected to take place promptly after the proposed amendment is approved by a majority of the outstanding shares.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [SIG]

                                          James E. Knox, Secretary

Chicago, Illinois
July 25, 1995

                     PROXY SOLICITED BY AND ON BEHALF OF
                          THE BOARD OF DIRECTORS OF
                               ITEL CORPORATION


The undersigned hereby appoints Rod F. Dammeyer, Dennis J. Letham and James
E. Knox and each of them (with full power of substitution in each) proxies of the undersigned to vote at a special Meeting of Stockholders of Itel Corporation to be held at 10:00 A.M., Central time, August 31, 1995 in the offices of the Company at Two North Riverside Plaza, Suite 1900, Chicago, Illinois, and at any adjournments thereof, all of the shares of Common Stock of Itel Corporation in the name of the undersigned on the record date.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY
THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO ANIXTER INTERNATIONAL INC.

           PLEASE SIGN AND DATE THE PROXY CARD ON THE REVERSE SIDE.



 COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE.

                                                              /X/ PLEASE MARK
                                                                  YOUR VOTES
                                                                   AS THIS

              ______________________
                     COMMON

1.  Proposal to amend the Company's certificate          FOR   AGAINST   ABSTAIN
    of Incorporation to change the Company's             / /     / /       / /
    name to Anixter International Inc.


                                                PLEASE CHECK BOX IF YOU
                                                INTEND TO BE PRESENT AT    / /
                                                MEETING

                                                COMMENT/ADDRESS CHANGE
                                                Please mark this box if
                                                you have written comments / /
                                                address change on the
                                                reverse side

                                                Dated___________________,1995


                                                _____________________________
                                                  (Signature of Stockholder)

                                                _____________________________
                                                 (Signature if held jointly)


                                               IMPORTANT: Please date this
                                               proxy and sign exactly as your
                                               name appears hereon. If stock is
                                               held jointly, both holders
                                               should sign. Executors,
                                               administrators, trustees,
                                               guardians and others signing in
                                               a representative capacity should
                                               give full title. PLEASE MARK,
                                               SIGN, DATE, AND RETURN THIS
                                               PROXY CARD PROMPTLY USING THE
                                               ENCLOSED ENVELOPE.